UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 23, 2008
Date of Report (Date of earliest event reported)

Buckeye Ventures, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-27454	20-3161375
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4455 Lamont Street, Suite 3
San Diego, CA 92109

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (858) 272-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by the Company from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPILED INTERIM REVIEW.

Buckeye Ventures, Inc. (the “Company”) has concluded that certain of the Company’s previously issued financial statements should no longer be relied upon because of errors in such financial statements which the Company recently became aware of as a result of its December 6, 2007 filing of a Registration Statement on Form SB-2 and comments from the staff of the Securities and Exchange Commission in connection therewith.

In preparing a response to comments received from the Securities and Exchange Commission related to our December 6, 2007 filing of Form SB-2, we concluded that changes are necessary to certain previously issued filings due to the incorrect recording of goodwill relating to acquisitions and certain other items.

The Company's management has discussed with the Company's independent registered public accounting firm the matters disclosed in this Current Report on Form 8-K pursuant to Item 4.02(a).  After discussing these matters with its advisors, independent public accounting firm, and the staff of the Securities and Exchange Commission, the Company concluded on January 23, 2008 that certain of the Company’s previously issued financial statements should no longer be relied upon because of the errors in such financial statements.  The filings which include such financial statements that should no longer be relied upon are as follows:

(i)	Form 8-K/A filed on June 13, 2006;
(ii)	Form 10-QSB for the quarter ended March 31, 2006;
(iii)	Form 10-QSB for the quarter ended June 30, 3006;
(iv)	Form 10-QSB for the quarter ended September 30, 2006
(v)	Form 10-KSB for the year ended December 31, 2006;
(vi)	Form 8-K/A filed on January 22, 2007;
(vii)	Form 10-QSB for the quarter ended March 31, 2007;
(viii)	Form 10-QSB for the quarter ended June 30, 3007; and
(ix)	Form 10-QSB for the quarter ended September 30, 2007 (collectively, the “Financial Statements”).

The Company will have to restate the Financial Statements to correct goodwill and related valuations.  Until such time as the Company files restated Financial Statements with the Securities and Exchange Commission, the Financial Statements should not be relied upon.  The Company deems the goodwill adjustments and other items to be adjusted to be both complex and nonrecurring and the Company does not know at this time the exact impact the restatements may have on the Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

BUCKEYE VENTURES, INC.

January 25, 2008	By:	/s/ Alan J. Mintz
Alan J. Mintz Chief Executive Officer and President